Exhibit 10.19

SCHEDULE OF NAMED EXECUTIVE OFFICERS WHO HAVE ENTERED INTO THE FORM OF AMENDED AND RESTATED EMPLOYMENT AGREEMENT AND FORM OF AMENDMENT AS SET FORTH IN EXHIBITS 10.17 AND 10.18
NAME
Steven R. Hanna
John H. Jacko, Jr.
Frank P. Simpkins
John R. Tucker